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                                                                  Exhibit 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated March 12, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-25015) and related Prospectus of ORBIT/FR, Inc. for the registration of 2,300,000 shares of its common stock.

                                                   /s/ Ernst & Young LLP

Philadelphia, PA
June 5, 1997